united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD 20850

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

Item 1. Reports to Stockholders.

Spectrum Low Volatility Fund

Spectrum Advisors Preferred Fund

Spectrum Unconstrained Fund

Annual Report

September 30, 2021

Investor Information: 1-866-862-9686

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Spectrum Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Ceros Financial Services, Inc.

Member FINRA

November 23, 2021

Dear Shareholders:

This annual report for the Spectrum Funds covers the period from October 1, 2020 –September 30, 2021. The Spectrum Low Volatility Fund was built to adapt to changing credit markets while seeking to outperform with superior risk-adjusted returns through exposure to all available credit markets. The Fund returned 10.82% for the year; the Fund’s primary benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Total Return Index, returned 6.66% for the same period. The Fund’s secondary benchmark, a customized index composed of a 50% weighting of the Barclays U.S. High Yield Very Liquid Total Return Index and a 50% weighting of the S&P Leveraged Loan 100 Total Return Index, rose by 8.32% for the year.

As October 2020 began, economically sensitive bond classes such as high yield, emerging market and convertibles moved higher as investors looked with optimism for another stimulus package. Exposure to credit within the Fund was rapidly increased. In November and December, credit markets continued to move higher to close out a tumultuous year. Market participants remained positioned for potential volatility, utilizing credit assets for yield and as a safe haven from possible equity swings. After this investor enthusiasm for risk-on assets in the final quarter of 2020, January 2021 opened with less fanfare. As interest rate risk began to rise early in the month, exposure to high yield bonds was reduced. Duration was a strong theme throughout the first three months of the year as yield spreads tightened. Positions within longer duration products, such as high yield, were decreased and replaced with shorter duration bonds including senior loans that have a floating rate coupon.

April and May were relatively quiet months within fixed income sectors. Shorter duration products continued to outperform their longer duration counterparts as low rates compressed risk premiums across markets. Treasuries even participated in the rise, proving their resiliency in the face of continually strong economic data. Few changes were made in the portfolio until a modest pullback in mid-May within high yield caused the Sub-advisor to lighten exposure in that asset class. Fixed income products saw mostly choppy price action throughout June but ended with a mildly positive bias. Yield spreads remained thin, contributing to a reduction in demand for some bond classes. Preferreds and convertible bonds, however, saw favorable tailwinds supported by the theme of a re-opening economy. Municipals also continued to build on favorable trends. Portfolio changes in the Fund were minor during June and July. Credit remained mostly resilient in the face of equity volatility. Liquidity and volumes in the bond markets remained low as investors awaited the outcome of the Jackson Hole Fed meeting which took place the end of August. Senior loan issues held up better for most of the month as high yield was partially dragged down by declines in energy. After six weeks of declines, high yield began to firm up and the Fund added some exposure to that sector on an opportunistic basis. Credit remained resilient in September given the weakness of equities and the increased market volatility. While the risk of slower growth ultimately bled over to high yield from the equity markets, the rise in Treasury yields pressured fixed income broadly. Continued weakness within municipal bonds led the Sub-advisor to strongly trim exposure within that category early in the month. Small opportunistic trades were made within high yield assets, but ultimately ended the month neutral. The Sub-advisor used total return swaps on mutual funds and credit default swaps to execute a portion of its strategy during the period.

The Spectrum Advisors Preferred Fund returned 33.91% for the year ending September 30, 2021. The Fund’s benchmark, the S&P 500 Total Return Index, returned 30.00% for the period. A customized benchmark comprised of a 60% weighting of the NYSE Composite Index and a 40% weighting of the Bloomberg Barclays U.S. Aggregate Bond Index returned 17.57% for the twelve months. The Fund provides investors with opportunistic access to equities and bonds.

Equity markets contracted in October 2020. The Fund’s performance was initially strong and only modest defensive measures were taken when market momentum eased. The stock market performed extremely well in November with the S&P 500 Index of large cap stocks having its best monthly return since the sharp rebound in April 2020. Small cap stocks, as measured by the Russell 2000 Index, performed even better than its April return and better than the S&P 500 Index. As the stock market tested its September lows, technical buying support was detected, and the Sub-advisor added positions that allowed the Fund to take advantage of the November rebound. Equity markets rallied in December, led by small caps as measured by the Russell 2000 Index. The Sub-advisor made several tactical adjustments to the Fund’s portfolio, but overall, was in a bullish stance. Large caps, mostly technology, and small caps were primary contributors to performance.

Equity markets started the year with strong momentum. On several occasions during January, the Sub-advisor reduced exposure very briefly, followed by rapidly adding positions to take advantage of short-term opportunities. Investors drove equity markets higher early in February, led by small caps. The new 52-week highs by the S&P 500 Index, NASDAQ and small cap Russell 2000 were short-lived. The Fund reduced positions modestly somewhat early in the month as momentum turned less favorable. In March, as optimism for a return to normalcy took hold, the Fund made several sharp exposure adjustments as momentum ebbed and flowed.

April began with a broad-based rally in equities, led by technology, consumer discretion and utilities, which were replaced as leading sectors mid-month by industrials, financials, basic materials and healthcare. Against this backdrop, the Sub-advisor made only minor tactical adjustments in the Fund’s portfolio. In May, the S&P 500 and the Russell indices each posted modest gains as the tech- heavy NASDAQ posted a loss. The Sub-advisor made multiple sharp adjustments between defensive and offensive issues as the equity markets pulled back. Favorable equity returns in June were generally focused within large caps as small and mid-caps mostly consolidated in choppy patterns. The Sub-advisor made several minor adjustments to the Fund’s holdings, emphasizing technology stocks. A sudden loss in momentum mid-month in the equity markets caused the Sub-advisor to undertake defensive measures. Equity volumes were low in August, which likely contributed to the choppy price action. The Fund began the month with a bullish stance but without the full use of strategic leverage. The Sub-advisor further reduced positions as momentum faltered mid-month. Most equity sectors lost ground in September with the exception of energy, banking, and transportation stocks. The Fund was active, tactically raising and lowering exposure during the month according to signals. Throughout the year, the Sub-advisor used futures and total return swaps on equities to execute a portion of its strategy.

The new Spectrum Unconstrained Fund returned 4.50% from inception on April 16 through September 30, 2021. The Fund’s primary benchmark, the Bloomberg Aggregate Bond Index was up 1.03% for the same period, and the S&P 500 Total Return Index increased by 3.57% during this time. The Fund seeks total return from fixed income and preferred stock investments through the ability to employ considerable leverage in certain market environments. The Fund actively traded ETF bond positions and maintained some core positions in securitized credit funds. Although the Fund was modestly leveraged during most of the period, it never attained full leverage due to market conditions. The Sub-advisor used total return swaps on ETF’s and mutual funds to execute a portion of its strategy during the period.

Thank you for your investment in the Funds. Please visit the website www.thespectrumfunds.com at any time for information regarding the Funds.

Spectrum Financial, Inc.	Advisors Preferred, LLC

Sub-advisor to the Funds	Advisor to the Funds

Spectrum Low Volatility Fund

Portfolio Review (Unaudited)

September 30, 2021

The Fund’s performance figures* for the periods ended September 30, 2021, as compared to its benchmark:

		Annualized
	One Year	Five Year	Since Inception **
Spectrum Low Volatility Fund - Investor Class	10.82%	9.25%	8.06%
S&P/LSTA Leveraged Loan 100 Index***	6.66%	4.26%	3.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross annual operating expenses as stated in the fee table of the Fund’s prospectus dated February 1, 2021 is 3.02% for the Investor Class. The gross expense ratio shown above does not tie to the financial highlights in the annual report due to acquired funds fees. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is December 16, 2013.

***	The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leverage loan market.

Comparison of the Change in Value of a $10,000 Investment

Since Inception through September 30, 2021

Portfolio Composition as of September 30, 2021 (Unaudited)

Holdings by Type of Investment:	% of Net Assets *
Mutual Funds	50.7%
Short-term Investments	43.4%
Other Assets in Excess of Liabilities	5.9%
100.0%

*	The portfolio composition detailed above does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

Spectrum Advisors Preferred Fund

Portfolio Review (Unaudited)

September 30, 2021

The Fund’s performance figures* for the periods ended September 30, 2021, as compared to its benchmark:

		Annualized
	One Year	Five Years	Since Inception **
Spectrum Advisors Preferred Fund - Investor Class	33.91%	15.52%	11.71%
S&P 500 Total Return Index ***	30.00%	16.90%	14.11%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Spectrum Advisors Preferred Fund’s Investor Class shares are subject to a gross annual operating expense ratio of 2.35%, as per the February 1, 2021 Investor Class prospectus. The gross expense ratio shown above does not tie to the financial highlights in the annual report due to acquired funds fees. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is June 1, 2015.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Since Inception through September 30, 2021

Portfolio Composition as of September 30, 2021 (Unaudited)

Holdings by Type of Investment:	% of Net Assets *
Short-term Investments	67.7%
Mutual Funds	29.7%
Other Assets in Excess of Liabilities	2.6%
100.0%

*	The portfolio composition detailed above does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

Spectrum Unconstrained Fund

Portfolio Review (Unaudited)

September 30, 2021

The Fund’s performance figures* for the period ended September 30, 2021, as compared to its benchmark:

Since Inception **
Spectrum Unconstrained Fund - Investor Class	4.50%
Bloomberg U.S. Aggregate Bond Index ***	1.03%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Spectrum Unconstrained Fund’s Investor Class shares are subject to a gross annual operating expense ratio of 2.93%, as per the April 13, 2021 Investor Class prospectus. The gross expense ratio shown above does not tie to the financial highlights in the annual report due to acquired funds fees. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is April 16, 2021.

**	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Since Inception through September 30, 2021

Portfolio Composition as of September 30, 2021 (Unaudited)

Holdings by Type of Investment:	% of Net Assets *
Short-term Investments	66.7%
Mutual Funds	19.9%
Other Assets in Excess of Liabilities	13.4%
100.0%

*	The portfolio composition detailed above does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

SPECTRUM LOW VOLATILITY FUND

PORTFOLIO OF INVESTMENTS

September 30, 2021

Shares		Value
	MUTUAL FUNDS - 50.7%
	DEBT FUNDS - 50.7%
3,724,556	AlphaCentric Income Opportunities Fund, Class I	$44,880,900
2,050,860	Axonic Strategic Income Fund, Class I	20,488,093
3,733,681	Braddock Multi-Strategy Income Fund, Institutional Class	27,479,894
3,041,036	Cohen & Steers Preferred Securities and Income Class F	43,851,734
3,370,339	Columbia Mortgage Opportunities Fund Class I3	35,860,407
2,106,247	DoubleLine Flexible Income Fund Class I	20,388,475
1,131,433	Holbrook Income Fund Class I	12,095,022
2,078,873	Semper MBS Total Return Fund, Institutional Class	20,061,126
	TOTAL DEBT FUNDS (Cost - $210,212,236)	225,105,651

	MUNICIPAL FUND - 0.0%
5,423	Nuveen High Yield Municipal Bond Fund, Class I	99,241
	TOTAL MUNICIPAL FUND (Cost - $100,361)

	TOTAL MUTUAL FUNDS (Cost - $210,312,597)	225,204,892

	SHORT-TERM INVESTMENTS - 43.4%
	MONEY MARKET FUNDS - 43.4%
192,924,934	Fidelity Government Portfolio, Class I, 0.01% (a)	192,924,934
	TOTAL SHORT-TERM INVESTMENTS (Cost - $192,924,934)

	TOTAL INVESTMENTS - 94.1% (Cost $403,237,531)	$418,129,826
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.9%	26,030,344
	NET ASSETS - 100.0%	$444,160,170

(a)	Rate disclosed is the seven-day effective yield as of September 30, 2021.

See accompanying notes to financial statements.

SPECTRUM LOW VOLATILITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2021

TOTAL RETURN SWAPS

Number of Shares	Reference Entity*	Notional Amount at September 30, 2021	Interest Rate Payable (1)	Termination Date	Counterparty	Unrealized Appreciation (Depreciation)
Long Position:
1,185.808	AlphaCentric Income Opportunities Fund	$14,288,982	3-Mth USD LIBOR plus 150 bp	7/22/2022	BRC	$—
2,519,549	AlphaCentric Income Opportunities Fund	30,360,562	3-Mth USD LIBOR plus 185 bp	9/13/2022	CIBC	—
5,543,189	Credit Suisse Floating Rate High Income Fund	36,751,344	3-Mth USD LIBOR plus 150 bp	6/30/2022	BRC	—
5,083,908	Eaton Vance Floating-Rate Advantaged Fund	53,838,589	3-Mth USD LIBOR plus 150 bp	6/30/2022	BRC	—
7,072,540	Invesco Senior Floating Rate Fund	50,215,034	3-Mth USD LIBOR plus 150 bp	6/30/2022	BRC	—
54,083	Nuveen High Yield Municipal Bond Fund	990,806	3-Mth USD LIBOR plus 150 bp	7/31/2024	BRC	—
1,668,206	Nuveen Preferred Securities and Income Fund	29,844,213	3-Mth USD LIBOR plus 150 bp	7/31/2024	BRC	—
3,221,384	Osterweis Strategic Income Fund	37,142,556	3-Mth USD LIBOR plus 150 bp	7/31/2024	BRC	—
22,973,976	PIMCO Government Money Market Fund	22,973,976	3-Mth USD LIBOR plus 150 bp	7/31/2024	BRC	—
1,988,906	PIMCO Income Fund	23,946,425	3-Mth USD LIBOR plus 150 bp	6/30/2022	BRC	—
2,011,341	PIMCO Preferred and Capital Securities Fund	22,909,171	3-Mth USD LIBOR plus 150 bp	7/31/2024	BRC	—
2,116,640	PIMCO Preferred and Capital Securities Fund	24,108,526	3-Mth USD LIBOR plus 185 bp	7/26/2022	CIBC	—
3,368,022	Principal Spectrum Preferred and Capital Securities Income Fund	35,431,599	3-Mth USD LIBOR plus 185 bp	10/4/2022	CIBC	—
					Total:	$—

BRC - Barclays Capital

CIBC - Canadian Imperial Bank of Commerce

LIBOR - London Interbank Offered Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

*	Swap contract reset at September 30, 2021.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION: (1)(2)(3)
Reference Entity	Counterparty	Termination Date	Interest Rate Received(4)	Notional Value at September 30, 2021	Fair Value	Upfront Premiums Paid	Unrealized Appreciation
CDX North American High Yield Series 37 v1	CS	12/20/2026	500 bps	$44,800,000	$(4,189,775)	$(4,221,330)	$31,555

CS - Credit Suisse Securities (USA) LLC

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and receive the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap contracts as of period will serve as an indicator of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract Generally, wider credit spreads represent a perceived deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amounts represents the maximum potential the Fund may pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX HY S37.

(4)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread

See accompanying notes to financial statements.

SPECTRUM ADVISORS PREFERRED FUND
PORTFOLIO OF INVESTMENTS
September 30, 2021

Shares		Value
	MUTUAL FUNDS - 29.7%
	DEBT FUNDS - 29.7%
210,555	Braddock Multi-Strategy Income Fund, Institutional Class	$1,549,682
342,674	Fidelity Capital & Income Fund	3,882,494
	TOTAL MUTUAL FUNDS (Cost - $5,191,285)	5,432,176

	SHORT-TERM INVESTMENTS - 67.7%
	MONEY MARKET FUNDS - 67.7%
6,197,083	Fidelity Government Portfolio, Class I, 0.01%(a)	6,197,083
6,197,084	First American Government Obligations Fund, Class Z, 0.02%(a)	6,197,084
	TOTAL SHORT-TERM INVESTMENTS (Cost $12,394,167)	12,394,167

	TOTAL INVESTMENTS - 97.4% (Cost $17,585,452)	$17,826,343
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.6%	474,762
	NET ASSETS - 100.0%	$18,301,105

(a)	Rate disclosed is the seven-day effective yield as of September 30, 2021.

OPEN FUTURES CONTRACTS

			Notional Value at
Number of			September 30,	Unrealized
Contracts	Open Long Futures Contracts	Expiration	2021	(Depreciation)
15	NASDAQ 100 E-Mini Index	Dec-2021	$4,404,750	$(148,610)
42	Russell 2000 E-Mini Index	Dec-2021	4,621,680	(35,230)
22	S&P 500 E-Mini Index	Dec-2021	4,727,525	(149,050)
	TOTAL FUTURES CONTRACTS			$(332,890)

See accompanying notes to financial statements.

SPECTRUM ADVISORS PREFERRED FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2021

TOTAL RETURN SWAPS

Number of Shares	Reference Entity	Notional Amount at September 30, 2021	Interest Rate Payable (1)	Termination Date	Counterparty	Unrealized Depreciation
Long Position:
2,977	Applied Material, Inc.	$383,229	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	$(28,204)
419	ASML Holdimngs Co.	312,201	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(51,543)
764	Broadcom, Inc.	370,487	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(10,341)
1,170	KLA, Inc.	391,377	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(36,170)
643	LAM research Corp.	365,963	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(19,128)
6,090	Marvell Techcnology, Inc.	367,288	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(14,875)
2,708	Microchip Techcnology, Inc.	415,651	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(22,069)
5,291	Micron Techcnology, Inc.	375,555	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(17,684)
1,875	NXP Semiconductors NV	367,256	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(30,596)
2,423	Qualcomm, Inc.	312,519	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(10,272)
2,025	Skyworks Solutions, Inc.	333,680	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(16,864)
1,983	Texas Instruments, Inc.	381,152	1-Mth USD LIBOR plus 30 bp	10/20/2022	BRC	(8,148)
					Total:	$(265,894)

BRC - Barclays Capital

LIBOR - London Interbank Offered Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

SPECTRUM UNCONSTRAINED FUND
PORTFOLIO OF INVESTMENTS
September 30, 2021

Shares		Value
	MUTUAL FUNDS — 19.9%
	DEBT FUNDS - 19.0%
102,280	Axonic Strategic Income Fund, Class I	$1,021,775
90,872	Easterly Structured Credit Value Fund, Class R6	1,015,948
	TOTAL DEBT FUNDS (Cost - $2,036,303)	2,037,723

	MUNICIPAL FUND — 0.9%
5,423	Nuveen High Yield Municipal Bond Fund, Class I	99,241
	TOTAL MUNICIPAL FUND (Cost - $99,958)

	TOTAL MUTUAL FUNDS (Cost $2,136,261)	2,136,964

	SHORT-TERM INVESTMENTS — 66.7%
	MONEY MARKET FUNDS - 66.7%
3,585,792	Fidelity Government Portfolio, Class I, 0.01%(a)	3,585,792
3,585,791	First American Government Obligations Fund, Class Z, 0.02%(a)	3,585,791
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,171,583)	7,171,583

	TOTAL INVESTMENTS - 86.6% (Cost $9,307,844)	$9,308,547
	OTHER ASSETS IN EXCESS OF LIABILITIES- 13.4%	1,434,397
	NET ASSETS - 100.0%	$10,742,944

(a)	Rate disclosed is the seven-day effective yield as of September 30, 2021.

TOTAL RETURN SWAPS

Number of Shares	Reference Entity*	Notional Amount at September 30, 2021	Interest Rate Payable (1)	Termination Date	Counterparty	Unrealized Appreciation (Depreciation)
Long Position:
432,526	AlphaCentric Income Opportunities Fund	$5,211,938	3-Mth USD LIBOR plus 150 bp	6/30/2022	BRC	$—
468,674	AlphaCentric Income Opportunities Fund	5,647,518	3-Mth USD LIBOR plus 185 bp	9/13/2022	CIBC	—
475,285	Eaton Vance Floating-Rate Advantaged Fund	5,033,270	3-Mth USD LIBOR plus 150 bp	6/30/2022	BRC	—
					Total:	$—

BRC - Barclays Capital

CIBC - Canadian Imperial Bank of Commerce

LIBOR - London Interbank Offered Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

*	Swap contract reset at September 30, 2021.

See accompanying notes to financial statements.

Spectrum Funds
Statements of Assets and Liabilities
September 30, 2021

	Spectrum Low	Spectrum Advisors	Spectrum
	Volatility Fund	Preferred Fund	Unconstrained Fund
ASSETS
Investment securities:
At cost	$403,237,531	$17,585,452	$9,307,844
At value	$418,129,826	$17,826,343	$9,308,547
Segregated cash - Collateral for swaps	17,340,000	—	1,080,000
Deposit with broker for swaps	11,964,209	—	—
Receivable for swaps	3,707,400	—	433,837
Unrealized appreciation on swaps	31,555	—	—
Deposit with broker for futures	292,138	1,073,321	—
Receivable for Fund shares sold	282,239	—	—
Dividend and interest receivable	271,903	—	6,229
Prepaid expenses	11,611	24,213	5,062
TOTAL ASSETS	452,030,881	18,923,877	10,833,675

LIABILITIES
Due to broker - upfront payment on the CDX	4,221,450	—	—
Payable for swaps	2,752,141	—	68,458
Investment advisory fees payable	792,788	22,855	19,008
Payable for Fund shares redeemed	91,604	—	3,000
Shareholder servicing fees payable	12,728	894	265
Unrealized depreciation on swaps	—	265,894	—
Unrealized depreciation on futures	—	332,890	—
Interest Payable	—	239	—
TOTAL LIABILITIES	7,870,711	622,772	90,731
NET ASSETS	$444,160,170	$18,301,105	$10,742,944

NET ASSET VALUE
Net Assets	$444,160,170	$18,301,105	$10,742,944
Shares of beneficial interest outstanding	17,083,129	593,941	519,261
Net Asset Value, Offering and Redemption Price Per Share (Net Assets ÷ Shares Outstanding)	$26.00	$30.81	$20.69

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$414,103,257	$13,890,960	$10,386,804
Distributable earnings	30,056,913	4,410,145	356,140
NET ASSETS	$444,160,170	$18,301,105	$10,742,944

See accompanying notes to financial statements.

Spectrum Funds
Statements of Operations
For the Year or Period Ended September 30, 2021

	Spectrum Low	Spectrum Advisors	Spectrum
	Volatility Fund	Preferred Fund	Unconstrained Fund (a)
INVESTMENT INCOME
Dividends	$10,277,319	$246,632	$52,100
Interest	11,381	623	509
TOTAL INVESTMENT INCOME	10,288,700	247,255	52,609

EXPENSES
Investment advisory fees	8,277,994	270,984	100,777
Administration expenses (Note 5)	718,627	32,749	6,944
Shareholder servicing fees	115,507	5,420	1,406
Miscellaneous expenses	15,944	10,767	289
TOTAL EXPENSES	9,128,072	319,920	109,416

NET INVESTMENT INCOME/(LOSS)	1,160,628	(72,665)	(56,807)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	4,099,083	(11,190)	2,449
Swaps	18,474,392	1,757,243	515,452
Futures	(892,737)	4,132,693	—
Distributions received from underlying investment companies	40,029	—	—
TOTAL NET REALIZED GAIN	21,720,767	5,878,746	517,901

Net change in unrealized appreciation (depreciation) on:
Investments	10,143,003	63,990	703
Swaps	633,589	(505,507)	—
Futures	—	(568,108)	—
TOTAL NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	10,776,592	(1,009,625)	703

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	32,497,359	4,869,121	518,604

NET INCREASE IN NET ASSETS FROM OPERATIONS	$33,657,987	$4,796,456	$461,797

(a)	The Fund commenced operations on April 16, 2021.

See accompanying notes to financial statements.

Spectrum Low Volatility Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$1,160,628	$159,372
Net realized gain from security transactions, swaps, and futures contracts	21,720,767	13,764,132
Net change in unrealized appreciation of investments, swaps and futures contracts	10,776,592	4,114,324
Net increase in net assets resulting from operations	33,657,987	18,037,828

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(16,564,167)	(3,280,545)
Net decrease in net assets from distributions to shareholders	(16,564,167)	(3,280,545)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	281,994,640	174,401,309
Net asset value of shares issued in reinvestment of distributions	15,110,995	3,038,916
Payments for shares redeemed	(109,431,976)	(35,000,238)
Net increase in net assets from shares of beneficial interest	187,673,659	142,439,987

TOTAL INCREASE IN NET ASSETS	204,767,479	157,197,270

NET ASSETS
Beginning of Year	239,392,691	82,195,421
End of Year	$444,160,170	$239,392,691

SHARE ACTIVITY
Shares Sold	11,085,376	7,239,131
Shares Reinvested	605,559	143,571
Shares Redeemed	(4,265,622)	(1,508,837)
Net increase in shares of beneficial interest outstanding	7,425,313	5,873,865

See accompanying notes to financial statements.

Spectrum Advisors Preferred Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment (loss)	$(72,665)	$(47,568)
Net realized gain from security transactions, swaps and futures contracts	5,878,746	2,624,659
Distibutions from underlying investment companies	—	97,201
Net change in unrealized (depreciation) of investments, swaps and futures contracts	(1,009,625)	(812,054)
Net increase in net assets resulting from operations	4,796,456	1,862,238

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(2,572,366)	(83,676)
Net decrease in net assets from distributions to shareholders	(2,572,366)	(83,676)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,435,031	2,331,410
Net asset value of shares issued in reinvestment of distributions	2,565,863	83,624
Payments for shares redeemed	(4,261,689)	(3,537,769)
Net increase (decrease) in net assets from shares of beneficial interest	2,739,205	(1,122,735)

TOTAL INCREASE IN NET ASSETS	4,963,295	655,827

NET ASSETS
Beginning of Year	13,337,810	12,681,983
End of Year	$18,301,105	$13,337,810

SHARE ACTIVITY
Shares Sold	145,182	93,280
Shares Reinvested	99,068	3,591
Shares Redeemed	(138,317)	(145,399)
Net increase (decrease) in shares of beneficial interest outstanding	105,933	(48,528)

See accompanying notes to financial statements.

Spectrum Unconstrained Fund
Statement of Changes in Net Assets

For the
Period Ended
September 30, 2021 (a)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment (loss)	$(56,807)
Net realized gain from security transactions and swaps contracts	517,901
Net change in unrealized appreciation of investments and swaps contracts	703
Net increase in net assets resulting from operations	461,797

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(106,366)
Net decrease in net assets from distributions to shareholders	(106,366)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	10,750,257
Net asset value of shares issued in reinvestment of distributions	106,366
Payments for shares redeemed	(469,110)
Net increase in net assets from shares of beneficial interest	10,387,513

TOTAL INCREASE IN NET ASSETS	10,742,944

NET ASSETS
Beginning of Period	—
End of Period	$10,742,944

SHARE ACTIVITY
Shares Sold	537,412
Shares Reinvested	5,219
Shares Redeemed	(23,370)
Net increase in shares of beneficial interest outstanding	519,261

(a)	The Fund commenced operations on April 16, 2021.

See accompanying notes to financial statements.

Spectrum Low Volatility Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017

Net asset value, beginning of year	$24.79	$21.72	$21.35	$22.58	$22.16

Activity from investment operations:
Net investment income (loss) (1)	0.08	0.03	0.02	0.02	(0.04)
Net realized and unrealized gain on investments, swaps and futures contracts	2.53	3.89	1.04	0.21	2.35
Total from investment operations	2.61	3.92	1.06	0.23	2.31
Less distributions from:
Net investment income	(0.45)	(0.52)	(0.69)	(1.01)	(1.39)
Net realized gains	(0.95)	(0.33)	—	(0.45)	(0.50)
Total distributions	(1.40)	(0.85)	(0.69)	(1.46)	(1.89)

Net asset value, end of year	$26.00	$24.79	$21.72	$21.35	$22.58

Total return (2)	10.82%	18.76%	5.12%	1.06%	11.32%

Net assets, end of year (000s)	$444,160	$239,393	$82,195	$66,725	$65,313

Ratio of expenses to average net assets,	2.37%	2.51%	2.53%	2.53%	2.54%

Ratio of net investment income (loss) to average net assets (3,4)	0.30%	0.14%	0.08%	0.10%	(0.20)%

Portfolio Turnover Rate	131%	389%	675%	438%	319%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Spectrum Advisors Preferred Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017

Net asset value, beginning of year	$27.33	$23.64	$23.83	$21.95	$19.46

Activity from investment operations:
Net investment income (loss) (1)	(0.12)	(0.09)	0.02	(0.15)	0.09
Net realized and unrealized gain (loss) on investments, swaps and future contracts	8.46	3.95	0.60	2.93	2.51
Total from investment operations	8.34	3.86	0.62	2.78	2.60
Less distributions from:
Net investment income	(0.25)	(0.17)	(0.18)	(0.29)	(0.11)
Net realized gains	(4.61)	—	(0.45)	(0.61)	—
Return of capital	—	—	(0.18)	—	—
Total distributions	(4.86)	(0.17)	(0.81)	(0.90)	(0.11)

Net asset value, end of year	$30.81	$27.33	$23.64	$23.83	$21.95

Total return (2)	33.91%	16.46%	2.89%	13.07%	13.39%

Net assets, end of year (000s)	$18,301	$13,338	$12,682	$11,427	$7,350

Ratio of expenses to average net assets (3)	1.77%	1.89%	1.83%	1.81%	1.86%

Ratio of net investment income (loss) to average net assets (3,4)	(0.40)%	(0.36)%	0.08%	(0.65)%	0.45%
Portfolio Turnover Rate	1294%	831%	360%	269%	260%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Spectrum Unconstrained Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	For the
	Period Ended
	September 30, 2021 (a)

Net asset value, beginning of period	$20.00

Activity from investment operations:
Net investment (loss) (1)	(0.11)
Net realized and unrealized gain (loss) on investments, swaps	1.01
Total from investment operations	0.90
Less distributions from:
Net investment income	(0.21)
Total distributions	(0.21)

Net asset value, end of period	$20.69

Total return (2)	4.50	% (5)

Net assets, end of period (000s)	$10,743

Ratio of expenses to average net assets (3)	2.33	% (6)

Ratio of net investment (loss) to average net assets (3,4)	(1.21	)% (6)

Portfolio Turnover Rate	75	% (5)

(a)	The Fund commenced operations on April 16, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Spectrum Funds

Notes to Financial Statements

September 30, 2021

1.	ORGANIZATION

The Spectrum Low Volatility Fund (the “Low Volatility Fund”), Spectrum Advisors Preferred Fund (the “Advisors Preferred Fund”) and Spectrum Unconstrained Fund (the “Unconstrained Fund”) (collectively, the “Funds”) are each a diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Low Volatility Fund’s investment objective is total return with lower downside volatility and risk compared to major stock market indices while the Advisors Preferred Fund seeks long term capital appreciation. The Unconstrained Fund’s investment objective is total return. Each Fund currently offers one class of shares, Investor Class shares, which is offered at net asset value. The Low Volatility Fund also offers Advisor Class shares, but as of the date of this report none have been issued. The Low Volatility Fund commenced operations on December 16, 2013, the Advisors Preferred Fund commenced operations on June 1, 2015 and the Unconstrained Fund commenced operations on April 16, 2021. The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (“Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to each Fund is Advisors Preferred LLC (the “Adviser”). The investment sub-adviser to each Fund is Spectrum Financial, Inc. (the “Sub-Adviser”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last bid on the day of valuation. Financial futures, which are traded on an exchange, are valued at the last quoted sales price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser or Sub-Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Investment in Funds – The Funds may invest in open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their funds for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors,

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2021 for each Fund’s investments measured at fair value:

Spectrum Low Volatility Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$225,204,892	$—	$—	$225,204,892
Short-term Investments	192,924,934	—	—	192,924,934
Derivatives
Swaps	—	31,555	—	31,555
Total Assets	$418,129,826	$31,555	$—	$418,161,381

Spectrum Advisors Preferred Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$5,432,176	$—	$—	$5,432,176
Short-term Investments	12,394,167	—	—	12,394,167
Total Assets	$17,826,343	$—	$—	$17,826,343
Liabilities*
Derivatives
Futures Contracts	$(332,890)	$—	$—	$(332,890)
Swaps	—	(265,894)	—	(265,894)
Total Liabilities	$(332,890)	$(265,894)	$—	$(598,784)

Spectrum Unconstrained Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Fund	$2,136,964	$—	$—	$2,136,964
Short-term Investments	7,171,583	—	—	7,171,583
Total Assets	$9,308,547	$—	$—	$9,308,547

*	Refer to the Portfolios of Investments for sector classifications.

The Funds did not hold any Level 3 securities during the current period.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are typically a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities that may be designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses which reduce their value.

Futures Contracts – The Funds are subject to interest rate risk, equity risk and forward currency exchange rate risk in the normal course of pursuing their respective investment objectives. The Funds have purchased or sold

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Swap Contracts – Each Fund is subject to equity price, credit risk, and interest rate risk in the normal course of pursuing its investment objective. The Funds have entered into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would typically be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) typically earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by a Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily (offset by any amounts owed to a Fund).

The Funds may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which a Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Adviser or Sub-Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Funds may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds. Higher swap spreads generally imply a higher risk of default.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Portfolios of Investments and Statements of Assets and Liabilities of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed by the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral, if any, is insufficient. The Funds will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements.

During the normal course of business, the Funds purchase and sell various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Foreign withholding tax is recorded as incurred or known, in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2018 – 2020 or expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year or period ended September 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and derivatives amounted to $390,842,468 and $301,145,247 for the Low Volatility Fund, $91,643,850 and $90,806,956 for the Advisors Preferred Fund and $4,049,983 and $1,916,567 for the Unconstrained Fund.

4.	OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The Funds’ policy is to recognize a gross asset or liability equal to the unrealized gain/(loss) for futures and gross asset or liability equal to unrealized gain/(loss) for futures and swap contracts. During the year or period ended September 30, 2021, the Funds were subject to a master netting arrangement for the swap contracts. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2021.

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

Spectrum Low Volatility Fund

Assets:

Gross Amounts Not Offset in the
Statements of Assets &
Liabilities
	Gross Amount	Gross Amounts	Net Amounts of
	Recognized in the	Offset in the	Assets Presented		Cash
	Statements of	Statements of	in the Statements of	Financial	Collateral
Description	Assets & Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Swaps Contracts - OTC	$31,555	$—	$31,555	$—	$—	$31,555

Spectrum Advisors Preferred Fund

Liabilities:

				Gross Amounts Not Offset in the
				Statements of Assets & Liabilities
	Gross Amount
	Recognized in	Gross Amounts	Net Amounts of
	the Statements	Offset in the	Assets Presented in
	of Assets &	Statements of	the Statements of	Financial	Cash Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(332,890)	$—	$(332,890)	$—	$332,890	$—
Swaps Contracts - OTC	(265,894)	—	(265,894)	—	—	(265,894)
Total	$(598,784)	$—	$(598,784)	$—	$332,890	$(265,894)

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Swap Contracts (Low Volatility Fund, Advisors Preferred Fund)	Unrealized appreciation/depreciation on swaps
Futures Contracts (Advisors Preferred Fund)	Unrealized depreciation on futures

The following table sets forth the fair value of the Funds’ derivative contracts as of September 30, 2021:

Spectrum Low Volatility Fund

Asset (Liability) Derivatives Investment Value
	Multiple Risks (Credit and	Total as of
Derivative Investment Type	Interest)	September 30, 2021
Credit Default Swaps	31,555	31,555
Total	$31,555	$31,555

Spectrum Advisors Preferred Fund

Asset (Liability) Derivatives Investment Value
		Total as of
Derivative Investment Type	Equity Risk	September 30, 2021
Total Return Swaps	$(265,894)	$(265,894)
Futures Contracts *	(332,890)	(332,890)
Total	$(598,784)	$(598,784)

*	Represents cumulative (depreciation) on futures contracts as reported in the Portfolios of Investments.

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year or period ended September 30, 2021:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps/Futures	Net realized gain from Swaps Net realized gain (loss) from Futures Net change in unrealized appreciation (depreciation) on Swaps Net change in unrealized (depreciation) on Futures

The following is a summary of the Funds’ realized gain/(loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year or period ended September 30, 2021:

    Spectrum Low Volatility Fund

Realized gain (loss) on derivatives recognized in the Statements of Operations

	Interest Rate		Total for the Year Ended
Derivative Investment Type	Risk	Credit Risk	September 30, 2021
Swaps	$17,583,074	$891,318	$18,474,392
Futures	(892,737)	—	(892,737)
Total	$16,690,337	$891,318	$17,581,655

Changes in unrealized depreciation on derivatives recognized in the Statements of Operations

	Multiple Risks
	(Credit, Equity,
	Interest, and	Total for the Year Ended
Derivative Investment Type	Currency)	September 30, 2021
Swaps	$633,589	$633,589
Total	$633,589	$633,589

    Spectrum Advisors Preferred Fund

Realized gain on derivatives recognized in the Statements of Operations

		Total for the Year Ended
Derivative Investment Type	Equity Risk	September 30, 2021
Swaps	$1,757,243	$1,757,243
Futures	4,132,693	4,132,693
Total	$5,889,936	$5,889,936

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

		Total for the Year Ended
Derivative Investment Type	Equity Risk	September 30, 2021
Swaps	$(505,507)	$(505,507)
Futures	(568,108)	(568,108)
Total	$(1,073,615)	$(1,073,615)

    Spectrum Unconstrained Fund

Realized gain on derivatives recognized in the Statements of Operations

	Multiple Risks (Credit and	Total for the Period Ended
Derivative Investment Type	Interest)	September 30, 2021
Swaps	$515,452	$515,452
Total	$515,452	$515,452

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

The notional value of the derivative instruments outstanding as of September 30, 2021 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year or period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolios of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which the Funds’ assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. A Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Funds and their investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Counterparty Risk: The Funds invest in derivative instruments (the “Product”) issued for the Funds by Credit Suisse Securities (Europe) Limited, Credit Suisse Securities (USA) LLC (“Credit Suisse”), Barclays Capital, Inc. (“Barclays”) and Canadian Imperial Bank of Commerce (“CIBC”) (collectively, “Counterparties”). If Counterparties become insolvent, each may not be able to make any payments under the Product and a Fund may lose their capital invested in the Product. A decline in Counterparties’ financial standing is likely to reduce the market value of the Product and therefore the price a Fund may receive for the Product if sold it in the market.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Funds’ financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Funds may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Funds do not anticipate any material losses as a result of liquidity risk.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Advisors Preferred, LLC, serves as investment adviser to the Funds. The Adviser has engaged

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

Spectrum Financial, Inc. to serve as the sub-adviser to the Funds. These expenses are the responsibility of the Adviser.

Pursuant to an advisory agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser computed and accrued daily and paid monthly at an annual rate of 2.15% of the average daily net assets for both Spectrum Low Volatility Fund and Spectrum Unconstrained Fund and 1.50% of the average daily net assets for the Spectrum Advisors Preferred Fund. The Adviser, not the Fund, pays the Sub-Adviser. Pursuant to the advisory agreement, the Advisor earned $8,277,994, $270,984, and $100,777 for Spectrum Low Volatility Fund, Spectrum Advisors Preferred Fund and Spectrum Unconstrained Fund, respectively, in advisory fees for the year or period ended September 30, 2021.

Pursuant to a liquidity program administrator agreement with the Funds, the Adviser, provides a liquidity program administrator who, directs the operations of the Funds’ liquidity risk management program. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser out of pocket expenses and an annual fee of $9,000 per Fund. The liquidity program administrator agreement became effective June 1, 2021. Pursuant to the liquidity program administrator agreement, the Adviser earned (net of voluntary waivers) $3,000, $0 and $0 for Spectrum Low Volatility Fund, Spectrum Advisors Preferred Fund and Spectrum Unconstrained Fund, respectively, in fees for the period ended September 30, 2021.

Ultimus Fund Solutions, LLC (“UFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Under the terms of the Funds’ agreement with UFS, UFS pays for certain operating expenses of the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of UFS provide ancillary services to the Funds as follows:

Blu Giant, LLC (“Blu Giant”) Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. These expenses are the responsibility of UFS.

The Funds pay Ceros Financial Services Inc. (the “Distributor”) to provide compensation for ongoing servicing related activities or services and/or maintenance of the Investor Class accounts, not otherwise required to be provided by the Adviser. For the year or period ended September 30, 2021, the Funds paid $130, $5,420 and $1,406 for Spectrum Low Volatility Fund, Spectrum Advisors Preferred Fund and Spectrum Unconstrained Fund, respectively, which was paid out to brokers and dealers.

During the year or period ended September 30, 2021, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Adviser, executed trades on behalf of the Funds. Spectrum Low Volatility Fund, Spectrum Advisor Preferred Fund and Spectrum Unconstrained Fund paid trade commissions of $130 $19,164, and $0 to Ceros, respectively. Any 12b-1 fees received by Ceros related to a Fund’s investment in another Fund are returned to the respective Fund.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $50,000 per year plus $2,500 per meeting for certain special meetings as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The Advisor pays these fees. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at September 30, 2021, were as follows:

	Cost for			Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Fund	purposes	Appreciation	Depreciation	App/Dep
Spectrum Low Volatility Fund	$399,016,563	$14,894,168	$(2,235)	$14,891,933
Spectrum Advisors Preferred Fund	17,585,452	268,238	(27,347)	240,891
Spectrum Unconstrained Fund	9,307,844	5,010	(4,307)	703

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the periods ended September 30, 2021 and September 30, 2020 were as follows:

For the period ended September 30, 2021:
	Ordinary	Long-Term	Return	Tax-exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Spectrum Low Volatility Fund	$15,323,448	$—	$—	$1,240,719	$16,564,167
Spectrum Advisors Preferred Fund	950,251	1,622,115	—	—	2,572,366
Spectrum Unconstrained Fund	106,366	—	—	—	106,366

For the period ended September 30, 2020:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Spectrum Low Volatility Fund	$3,981,333	$989,623	$—	$4,970,956
Spectrum Advisors Preferred Fund	83,676	234,581	—	318,257

As of September 30, 2021, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earning/
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
Spectrum Low Volatility Fund	$15,164,980	$—	$—	$—	$—	14,891,933	$30,056,913
Spectrum Advisors Preferred Fund	2,585,534	1,583,720	—	—	—	240,891	4,410,145
Spectrum Unconstrained Fund	483,148	—	—	(127,711)	—	703	356,140

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on open swap contracts and open Section 1256 contracts.

At September 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Fund	Short-Term	Long-Term	Total	CLCF Utilized
Spectrum Low Volatility Fund	$—	$—	$—	$—
Spectrum Advisors Preferred Fund	—	—	—	—
Spectrum Unconstrained Fund	127,711	—	127,711	—

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

During the fiscal period ended September 30, 2021, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to book/tax treatment of non-deductible expenses, and tax adjustment for equalization credits, resulted in reclassification for the year ended September 30, 2021 as follows:

		Accumulated
		Earnings
Fund	Paid in Capital	(Losses)
Spectrum Low Volatility Fund	$2,423,779	$(2,423,779)
Spectrum Advisors Preferred Fund	555,026	(555,026)
Spectrum Unconstrained Fund	(709)	709

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of September 30, 2021, National Financial Services LLC held approximately 31%, Charles Schwab held approximately 29%, and TD Ameritrade held approximately 28% of the Spectrum Low Volatility Fund, National Financial Services LLC held approximately 92% of the Spectrum Advisors Preferred Fund and National Financial Services LLC held approximately 100% of the Spectrum Unconstrained Fund.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently invests a portion of its assets in Fidelity Government Portfolio (“Fidelity”) and First American Government Obligations Fund (“First American”). The Advisors Preferred Fund may redeem its investment at any time if the Adviser or Sub-Adviser determines that it is in the best interest of the Advisors Preferred Fund and its shareholders to do so.

The performance of the Funds will be directly affected by the performance of Fidelity and First American. The financial statements of Fidelity and First American, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Advisors Preferred Fund’s financial statements. As of September 30, 2021, the percentage of the Low Volatility Fund’s net assets invested in Fidelity was 43.4%, Advisors Preferred Fund’s net assets invested in Fidelity and First American was 33.8% and 33.9% and Unconstrained Fund’s net assets invested in Fidelity and First American was 33.4% and 33.3%respectively.

10.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2021

clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

On November 15, 2021, the Funds paid the following distributions to shareholders of record on November 12, 2021:

		Short-	Long-
		Term	Term
	Income	Capital	Capital
Fund	Dividend	Gains	Gains
Spectrum Low Volatility Fund	$0.9441	$0.0360	$—
Spectrum Advisors Preferred Fund	$—	$4.3550	$2.6676
Spectrum Unconstrained Fund	$0.8536	$—	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spectrum Low Volatility Fund, Spectrum Advisors Preferred Fund, and Spectrum Unconstrained Fund and Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Spectrum Funds, each a series of Advisors Preferred Trust, comprising the funds listed below (the “Funds”) as of September 30, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Statements of
	Statements of	Changes in Net
Fund Name	Operations	Assets	Financial Highlights
Spectrum Low Volatility Fund	For the year ended	For the years	For the years ended
Spectrum Advisors Preferred Fund	September 30,	ended	September 30,
	2021	September 30,	2021, 2020, 2019,
		2021 and 2020	2018 and 2017
Spectrum Unconstrained Fund	For the period from April 16, 2021 (commencement of operations) through September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 24, 2021

Spectrum Funds

Expense Example (Unaudited)

September 30, 2021

As a shareholder of Spectrum Funds, you incur ongoing costs, including management fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account	Account	Period
Expenses	Ratio	4/1/2021	9/30/2021	4/1/2021-9/30/2021
Spectrum Low Volatility Fund *	2.33%	$1,000.00	$1,028.90	$11.85
Spectrum Advisors Preferred Fund *	1.71%	$1,000.00	$1,039.80	$8.74
Spectrum Unconstrained Fund **	2.33%	$1,000.00	$1,044.00	$10.63

	Annualized	Beginning	Ending	Expenses Paid During
Hypothetical	Expense	Account	Account	Period
(5% return before expenses)	Ratio	4/1/2021	9/30/2021	4/1/2021-9/30/2021
Spectrum Low Volatility Fund *	2.33%	$1,000.00	$1,013.39	$11.76
Spectrum Advisors Preferred Fund *	1.71%	$1,000.00	$1,016.50	$8.64
Spectrum Unconstrained Fund **	2.33%	$1,000.00	$1,011.92	$10.47

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the numbers of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (163) divided by the numbers of days in the fiscal year (365).

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

Approval of the Renewal of the Advisory and Sub-Advisory Agreements – Spectrum Low Volatility Fund & Spectrum Advisors Preferred Fund

At a meeting held on May 25, 2021 (the “Meeting”), held in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations required under the Investment Company Act of 1940, as amended (the “1940 Act”) in light of travel concerns related to the COVID-19 pandemic (the “SEC Relief Order”)the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of 1940 Act, considered the renewal of the investment advisory agreement (the “Advisory Agreement’) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund (each a “Fund” and together the “Funds”) and the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Spectrum Financial, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreements, (together the “Advisory Agreements”) the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) each Fund’s anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of the New Fund as compared to their respective benchmarks and Morningstar categories.

Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Agreements. The Trustees reviewed the quality of work and abilities of the Adviser and its relationship with the respective Sub-Advisers and the performance of the Funds. In light of each Fund’s performance and the compliance/review relationship with the respective Sub-Adviser, the Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties to the Funds. The Trustees conducted some of their deliberations on a joint basis for the Adviser and the Sub-Adviser given the close working relationship of the Adviser and Sub-Adviser and conducted their deliberations on a consolidated basis for the Funds that have a subsidiary.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Trustees reviewed the Adviser’s Form ADV, and each Sub-Adviser’s Form ADV, a description of the manner in which investment decisions will be made for each Fund by the respective Sub-Adviser, a description of the services provided by the Adviser and those services provided by the respective Sub-Adviser and those executed by the Adviser. The Board reviewed the experience of professional personnel from both the Adviser and Sub-Advisers performing services for the Funds, including the team of individuals that primarily monitor and execute the investment and administration process, and the respective portfolio managers. Further reviewed by the Board was a certification from each of the Adviser and Sub-Advisers certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each the of the Adviser and Sub-Advisers have adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Trustees also noted the financial resources of the Adviser and each Sub-Adviser appeared adequate.

The Board also discussed the Adviser’s compliance program with the CCO of the Trust. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO of the Trust noted she works closely with the Adviser’s CCO. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreement.

Regarding the compliance programs of each Sub-Adviser, the Trust’s CCO noted that she works with the CCO of the Sub-Adviser and had reviewed the policies and procedures manual of the Sub-Adviser, including latest revisions and business continuity plans. The Board determined that the Sub-Adviser has a compliance program in place that prevents violations of the applicable securities law.

Performance. The Board considered that the Adviser delegates day-to-day investment decisions to each Sub-Adviser and, therefore, would not directly control the performance of the Funds. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Funds, obtaining derivative agreements and reporting to the Board, and concluded that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the respective Fund’s investment objectives and appears to be carrying out its functions appropriately.

With respect to the performance results from the Sub-Adviser’s daily management and investment strategies, the Board considered the updated performance of each of the Funds compared to their primary benchmark and Morningstar category for various periods provided by the Adviser. The Trustees also reviewed the Sub-Adviser’s strategy and each Fund’s performance for various periods with explanations for over/under performance.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Advisory Agreements with respect to Spectrum Low Volatility Fund and Spectrum Advisers Preferred Fund (together the “Spectrum Funds”) The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements with respect to the Spectrum Funds.

Spectrum Low Volatility Fund

The Board considered the Fund’s performance as compared to various benchmark indices and the Fund’s Morningstar category, Nontraditional Bond. The Board reviewed one-three-and five-year periods and since inception (December 16, 2013) through April 30, 2021. They noted the Fund outperformed its primary benchmark, the S&P/LSTA Leveraged Loan Index, and the Morningstar Nontraditional Bond category for all periods. The Trustees recognized that this Fund seeks risk adjusted returns, and therefore lagged the S&P 500 Total Return Index, as it is not expected to necessarily be highly correlated to the returns of an equity index. Specifically, the Board noted that with respect to major stock market indices, such as the S&P 500 Total Return

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

Index, that the Fund’s investment objective was total return with lower downside volatility and risk compared to major stock market indices. The Board concluded that performance was satisfactory, and that with Adviser oversight, Spectrum Financial was expected to continue to obtain an acceptable level of investment returns for shareholders over the long term.

Spectrum Advisers Preferred Fund

With respect to Advisers Preferred, the Board recognized the Fund’s favorable performance. The Board reviewed the Fund’s performance as compared to its benchmark index, the S&P 500 Total Return Index, Morningstar Tactical Allocation and Morningstar Macro Trading categories. It was noted the Fund outperformed for the one- three- and five-year periods through April 30, 2021 (expect for the five-year period as compared to the S&P 500). The Board noted that because its investment objective had a long-term element, and the Fund did not employ an index-tracking strategy, and the principal strategy included non-equity instruments, it was not expected to outperform the S&P 500 Index in all environments. Mr. Bridgeport stated that the Morningstar Macro Trading category was a newer category under Morningstar, and in certain ways better suited the Fund’s investment strategy. With its favorable performance, the Fund had outperformed the S&P 500 Index for both the one- and three periods ended April 30, 2021. The Board then concluded that the performance and strategy implementation by Spectrum Financial was satisfactory, and that with Adviser oversight, the Fund was expected to continue to obtain an acceptable level of investment returns for shareholders over the long term.

Fees and Expenses. As to the costs of the services to be provided to each Fund by the Adviser and Sub-Adviser, respectively, the Board reviewed and discussed the advisory fee and total operating expenses of each Fund compared to its peer group and Morningstar category as presented in the Meeting Materials.

Spectrum Low Volatility Fund

The Board noted that advisory fee of 2.15% for Low Volatility was above the above range for the Morningstar Nontraditional Bond, and the Morningstar Tactical Allocation Categories, but below the maximum and within range for the Multialternative Category. The Trustees note that the Fund does not easily fit within a single category because of its strategy. The Trustees discussed that the net expenses of 3.02% for Investor Class was slightly above the maximum net expense for the Morningstar Nontraditional Bond Institutional, but below the maximum net expense for Morningstar Tactical Allocation Institutional and for the Morningstar Multialternative Institutional Class. With regards to Low Volatility Advisory Class, the Board noted the net expense ratio of 3.27% was slightly above range for the Nontraditional Bond A within range of the net expense ratio for the Morningstar Tactical Allocation A and Morningstar Multialternative A categories. The Board concluded that the advisory fee and net expenses for Low Volatility were not unreasonable.

Spectrum Advisers Preferred Fund

The Board noted that advisory fee of 1.50% for Advisers Preferred was above the above range for the Morningstar Tactical Allocation category, and within range for the Morningstar Multialternative Category. The Trustees note that the Fund does not easily fit within a single category because of its strategy. The Trustees discussed that the net expenses of 2.35% for Investor Class was within range for both the Tactical Allocation Institutional and Multialternative

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

Institutional Morningstar categories. The Board concluded that the advisory fee and net expenses for Advisers Preferred were not unreasonable.

Profitability of Adviser. The Board reviewed the levels of profits to the Adviser for the two most recent fiscal years or partial fiscal periods from each Fund with respect to advisory fees and from the total relationship with each Fund. They considered whether profits from each Fund were reasonable in light of services provided, including the assets levels and payments to the respective Sub-Adviser, and any breakpoints in fee structures for respective fund.

Spectrum Low Volatility and Advisers Preferred

In discussion and review of the profitability statement from the Adviser with respect to the Spectrum Funds, the Board considered the split between the Adviser and Sub-Adviser. The Board noted that the Adviser made a small 3% profit from Low Volatility and 4% from Advisers Preferred when considering the amounts paid to the Sub-Adviser and slightly less profitable when viewed from a totality of the relationship perspective with each Fund. The Trustees discussed the commission earned on Fund portfolio transactions by the Adviser’s affiliate as part of the total relationship. The Board concluded that the Adviser had realized minimal profits from its services to the Funds and therefore excessive profits were not of concern at this time.

Profitability Sub-Advisers: The Board reviewed the levels of profits to the Sub-Advisers for the two most recent fiscal years or partial fiscal periods from each Fund with respect to sub-advisory fees and from the total relationship with each Fund. With regards to the Funds, the Board noted that the Sub-Adviser usually charges higher fees from separately managed accounts with similar investment strategies, if any. They further concluded that the Sub-Adviser’s profits were not excessive, and they would monitor as each Fund’s assets continue to grow.

The Board reviewed the profitability reports submitted by Spectrum Financial, and noted that with respect to sub-advisory fees, they receive of 1.80% and 1.15%, respectively from Low Volatility and Advisers Preferred. They considered that Spectrum Financial charges 1.90% to 2.50% for separately managed accounts following similar investment strategies. The Board noted that Spectrum Financial made a 41% profit from Low Volatility and 22% from Advisers Preferred when considering the amounts paid to the Sub-Adviser for managing each Fund’s portfolio. The Trustees discussed the profits for Low Volatility were lower when considering the marketing expenses incurred by the Sub-Adviser and not different for Advisers Preferred. The Board concluded that Spectrum Financial’s profits from each of Low Volatility and Advisers Preferred were reasonable for services provided. They further concluded that the Sub-Adviser’s profits were not excessive, and they would monitor as each Fund’s assets continue to grow.

Economies of Scale. As to the extent to which the Funds will realize economies of scale, the Adviser reported an estimate of $500 million per Fund to be the minimum asset level required to reach such economies of scale and that some Funds may not achieve economies of scale as they may face capacity issues. The Board discussed the Adviser’s expectations for the growth of each Fund and concluded that any material economies of scale were not a concern at present assets levels. The Trustees agreed to revisit economies of scale as assets of the Funds continue to grow.

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

Conclusion. Counsel assisted the Board throughout the Advisory Agreements review process. The Board members relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating each of the Advisory Agreement and Sub-Advisory Agreements where appropriate. In considering the approval Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions and determined that approval of each of the Advisory Agreement and Sub-Advisory Agreements was in the best interests of each of the Spectrum Funds and its respective shareholders.

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

Approval of Advisory and Sub-Advisory Agreement – Spectrum Unconstrained Fund

At a meeting held on February 23, 2021 (the “Meeting”), held in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations required under the Investment Company Act of 1940, as amended (the “1940 Act”) in light of travel concerns related to the COVID-19 pandemic (the “SEC Relief Order”)the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of 1940 Act, considered the approval of the investment advisory agreement (the “Advisory Agreement’) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of the Spectrum Unconstrained Fund (the “New Spectrum Fund” or (“Spectrum Unconstrained”) and the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Spectrum Financial, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreements, (together the “Advisory Agreements”) the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) each Fund’s anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of the New Fund as compared to their respective benchmarks and Morningstar categories.

The Board then reviewed and discussed the written materials that were provided by the Adviser and Sub-Adviser in advance of the Meeting and deliberated on the approval of the proposed Advisory Agreements with respect to Spectrum Unconstrained. The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements with respect to Spectrum Unconstrained and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements. The Trustees reviewed the quality of work and abilities of the Adviser and its relationship with Spectrum Financial and Spectrum Advisors Preferred Fund and Spectrum Low Volatility Fund (together the “Existing Spectrum Funds”). The Board further noted that Hundredfold Advisors, LLC is affiliated to the Sub-Adviser, as Mr. Doudera services of portfolio manager of the that adviser and of Hundredfold Select Alternative Fund. The Trustees concluded that in light of the performance history of the Existing Spectrum Funds and the compliance/review relationship with Spectrum Financial, the Adviser had sufficient quality and depth of personnel, resources, overview experience, investment methods and compliance policies and procedures essential to performing its duties to the Spectrum Unconstrained. The Trustees conducted some of their deliberations on a joint Adviser and Sub-Adviser basis given the close working relationship of the Adviser and Sub-Adviser.

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Trustees reviewed the Adviser’s and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions will be made for Spectrum Unconstrained by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser, a review of the experience of professional personnel performing services for the Spectrum Unconstrained, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each the of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Trustees also noted the financial resources of the Adviser appeared adequate.

The Board also discussed the Adviser’s compliance program with the CCO of the Trust. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO noted she works closing with the CCO of the Adviser. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreement.

With respect to the Sub-Adviser, the Trustees considered that the Sub-Adviser will be primarily responsible for the New Spectrum Fund’s investment management. The Board considered the Sub-Adviser’s skills and experience relating to management of the Existing Spectrum Funds and its portfolio management and research techniques. The Trustees also noted the financial resources of the Sub-Adviser appeared adequate. The Board also noted the Trust’s CCO considers the Sub-Adviser’s compliance policies and procedures excellent. The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the amended Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Sub-Adviser to Spectrum Unconstrained will be satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and, therefore, would not directly control the performance of Spectrum Unconstrained. The Trustees reviewed the performance for the Existing Spectrum Funds managed by the Sub-Adviser, acknowledging the five-star Morningstar rating of Spectrum Low Volatility Fund. The Board noted that based on the experience of the portfolio managers, the Adviser and Sub-Adviser should be able to provide satisfactory performance for Spectrum Unstrained and its shareholders.

Fees and Expenses. As to the costs of the services to be provided to Spectrum Unconstrained by the Adviser and Sub-Adviser the Board reviewed and discussed the advisory fee and total operating expenses of Spectrum Unconstrained compared to its peer group and Morningstar category as presented in the Meeting Materials.

The Trustees noted that the proposed advisory fee of 2.15% was slightly above the range of management fees of the Nontraditional Bond, Long Short Credit and Multi-Alternative Morningstar categories when viewed together, but was nonetheless reasonable in light of the highly

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

sophisticated derivative strategy element to be employed for the Fund. The Board acknowledged the sub-advisory fee paid to Spectrum Financial will be 1.80% and noted that the Sub-Adviser charges separately managed clients 1.90% to 2.50% for similar services The Board then reviewed the projected expense ratio of 2.93% for the Investor Class and found it to be within range of the expenses of the Morningstar categories when viewed together. The Board concluded that the advisory fee to be charged by the Adviser and projected expenses for the Fund were not unreasonable and the split between the Adviser and Sub-Advisor was acceptable.

Profitability. The Board reviewed the levels of projected profits to the Adviser from Spectrum Unconstrained and noted that with expected assets of $25 million for the first year, the Adviser projects a profit of approximately 8% from the advisory agreement and 7% profitability when considering the totality of the relationship with the Fund. For year two, with assets of $35 million, the Adviser expects profits from Spectrum Unconstrained to be 7% form advisory services and 7% when considering the totality of the relationship with the Fund. After review and discussion, the Board concluded that, based on the services to be provided by the Adviser the anticipated level of profit from the Adviser’s relationship with Spectrum Unconstrained was not excessive.

With respect to the Sub-Adviser’s profitability, the Trustees reviewed the projected profitability of Spectrum Financial, and noted that with less optimistic, yet reasonable, expected assets of $10 million for the first year, the Sub-Adviser anticipates to achieve a profit of 53% from sub-advisory services and 3% when considering the totality of the relationship with the Fund. The Board noted that for year two, with projected assets consistent, the expected overall profits for the Sub-Adviser would be 58% from sub-advisory services and 33% when considering the totality of the relationship with the Fund. After further discussion, the Board concluded that, based on the services to be provided by the Sub-Adviser, the anticipated level of profit from the Sub-Adviser’s relationship with Spectrum Unconstrained represented a fair entrepreneurial profit and was not excessive.

Economies of Scale. As to the extent to which Spectrum Unconstrained will realize economies of scale, the Adviser reported $500 million to be the minimum asset level to reach such economies of scale. The Board discussed the Adviser’s expectations for growth of Spectrum Unconstrained and concluded that any material economies of scale would not be achieved in the near term, and the Trustees agreed to revisit economies of scale as assets of Spectrum Unconstrained grow

Conclusion. Counsel assisted the Board throughout the Advisory Agreements review process. The Board members relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating each of the Advisory Agreements and the weight to be given to each such factor. In considering the approval of each of the Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the Advisory Agreements was in the best interests of Spectrum Unconstrained and its respective shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions and determined that approval of each of the Advisory Agreements was in the best interests of each of the Spectrum Unconstrained Fund and its respective shareholders.

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (since 2003)	23	Northern Lights Fund Trust IV (27 series) (since 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011).	23	Centerstone Investors Trust (2 series) (since March 2016); BlueArc Multi- Strategy Fund (2014-2017)
David Feldman Born: 1963	Trustee	Indefinite, since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	23	None

AP 9/30/21 v1

Spectrum Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2021

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Catherine Ayers- Rigsby [3] Born: 1948	Trustee, Chairperson, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since April 2011); President, Ceros Financial Services, Inc.), (since August 2009); President Atcap Partners, LLC (investment adviser) (since July 2011).	23	None
Brian S. Humphrey [4] Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc. (since January 2011).	23	None
Christine Casares Born: 1975	Treasurer	Indefinite; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since February 2016); Assistant Vice President, Tax Administration (January 2014 – January 2016).	N/A	N/A
Angela Holland Born: 1970	Chief Compliance Officer	Indefinite; since July 1, 2020	Chief Compliance Officer, Ceros Financial Services, Inc. (since January 2016), Sales Supervisor/AML Compliance Officer, Ceros Financial Services, Inc. (April 2012 – January 2016); Compliance Manager, Advisors Preferred, LLC (April 2012 to Present); Compliance Manager, AtCap Partners, LLC (investment adviser) (Since April 2012).	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; since November 2012	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC; (since February 2020); Senior Vice President (February 2017- February 2020); Vice President Legal Administration and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016).	N/A	N/A

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850.

[2]	The “Fund Complex” consists of the series of the Trust.

[3]	Ms. Ayers-Rigsby is an interested person Trustee because she is an officer of the Trust, an officer of the Trust’s investment adviser, and an officer of the Trust’s principal underwriter.

[4]	Mr. Humphrey is an interested person Trustee because he is an officer of the Trust’s principal underwriter.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-866-862-9686.

AP 9/30/21 v1

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies will be available without charge, upon request, by calling 1-866-862-9686 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-862-9686.

INVESTMENT ADVISOR

Advisors Preferred LLC

1445 Research Blvd., Suite 530

Rockville, Maryland 20850

INVESTMENT SUB-ADVISOR

Spectrum Financial, Inc.

272 Bendix Road Suite 600

Virginia Beach, VA 23452

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECTRUM-AR21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal Principal Executive Officer, principal Principal Financial Officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $39,000

2020 - $29,400

(b)	Audit-Related Fees

2021 - $0

2020 - $0

(c)	Tax Fees

2021 - $9,000

2020 - $6,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $9,000

2020 - $6,300

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal Principal Executive Officer and principal Principal Financial Officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal Principal Executive Officer and principal Principal Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayer-Rigsby

Catherine Ayer-Rigsby, Principal Executive Officer

Date 12/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Catherine Ayer-Rigsby

Catherine Ayers-Rigsby, Principal Executive Officer

Date 12/7/21

By (Signature and Title)

/s/Christine Casares

Christine Casares, Principal Financial Officer

Date 12/7/21